UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number     811-21455

   Guggenheim Enhanced Equity Strategy Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street
                 Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
        227 West Monroe Street
                    Chicago, IL 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code:      (312) 827-0100
Date of fiscal year end:  October 31
Date of reporting period:  November 1, 2015 - April 30, 2016

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GGE
...YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM ENHANCED EQUITY STRATEGY FUND

The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gge, you will find:
• Daily, weekly and monthly data on share prices, net asset values, dividends and more
• Portfolio overviews and performance analyses
• Announcements, press releases and special notices
• Fund and adviser contact information
We are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2016

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Enhanced Equity Strategy Fund (the “Fund”). This report covers the Fund’s performance for the six months ended April 30, 2016.
The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2016, the Fund generated a total return of 1.70% based on market price and a return of 0.24% based on NAV. As of April 30, 2016, the Fund’s market price of $15.52 represented a discount of 10.91% to NAV of $17.42.
Past performance is not a guarantee of future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
The Fund paid a distribution of $0.485 in each quarter of the period. The most recent distribution represents an annualized distribution rate of 12.50% based on the Fund’s closing market price of $15.52 as of April 30, 2016. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 22 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment advisor to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Both the Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
GPIM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity markets utilizing an enhanced equity option strategy developed by GPIM. In connection with the implementation of GPIM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, which is consistent with the Fund’s investment objective. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by the Adviser and GPIM. Leverage is generally maintained at approximately 30% of the Fund’s total assets. The Fund currently employs financial leverage through the use of a bank line of credit.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 36 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV,

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 3

(Unaudited) continued	April 30, 2016

the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy for the six months ended April 30, 2016, we encourage you to read the Questions & Answers section of this report, which begins on page 5.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gge.
Sincerely,
Donald C. Cacciapaglia
President & Chief Executive Officer
Guggenheim Enhanced Equity Strategy Fund
May 31, 2016

4 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	April 30, 2016

The Guggenheim Enhanced Equity Strategy Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Daniel Cheeseman, Portfolio Manager. In the following paragraphs, the investment team discusses positioning of the Fund and performance for the six-month period ended April 30, 2016.
Please describe the Fund’s objective and management strategies.
The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in exchange traded funds (“ETFs”) or other investment funds that track equity market indices, through investments in individual equity securities, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
The Fund utilizes leverage to seek to deliver a portfolio targeting similar risk exposure as the Standard & Poor’s 500® Index (the “S&P 500”) while presenting the potential benefit of greater income and a focus on capital appreciation.
Currently GPIM seeks to obtain exposure to equity markets by investing primarily in ETFs. ETFs are selected for broadly based market exposure and broad sector exposures. Only highly liquid securities are held, since liquidity is essential for a strategy that seeks to benefit from market volatility.
The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund may, but does not have to, cover 100% of the equity holdings in its portfolio. The typical hedge ratio for the fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. Changing the hedge ratio will impact the beta of the portfolio resulting in a portfolio that is either over- or underexposed to broad market equities.
An option on an index is considered covered if the Fund also holds shares of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written. Any call options sold without an equivalent ETF underlying are collateralized with segregated assets.
GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. In connection with the Fund’s ability to write call options, the Fund earmarks or segregates cash or liquid securities or otherwise covers such transactions.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2016

The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund.
Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.
To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would expect to hold a diversified portfolio of stocks. To the extent GPIM’s equity exposure strategy is implemented through investment in broad-based equity ETFs or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund’s portfolio is expected to comprise fewer holdings.
The Fund ordinarily focuses its investments on securities of U.S. issuers, but may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in or seek exposure to equity securities of issuers of any market capitalization.
What was the economic and market environment over the last six months?
After a very weak start to the year, strong performance in late February through April brought investment markets modestly higher for the full period. Investors returned to higher risk areas of the market. High yield bonds had their best three month returns in more than two years in the first quarter.
Oil prices stabilized and, despite disappointment about a lack of near-term coordinated supply cuts, oil remained around $40/barrel on average. We believe we have seen the bottom in oil prices.
Currency issues and growing competitive pressures in China also weighed heavily on the collective investor consciousness.
The economic story in the U.S. continues to be a mix of good and bad. Growth in the U.S. continued at a slow pace. For the first time in two years, first quarter gross domestic product (“GDP”) growth was positive, but disappointed higher market expectations at just 0.5 percent, the weakest pace in two years. Wage growth increased in April after recent disappointing data, and the labor market continued to underwhelm, as the economy inched closer to “full employment.” While a stronger dollar weighed on the U.S. economy earlier in the period, the dollar weakened in the early part of 2016. Also, after several months of disappointing data, retail spending finally started to pick up toward the end of the period. Underlining this soft growth, inflation remained below the U.S. Federal Reserve’s (“Fed’s”) two percent target.
Outside the U.S., despite the Bank of Japan and the European Central Bank (“ECB”) moving to negative policy rates, deflationary headwinds grew and the euro and yen strengthened — the exact opposite of what central bankers hoped. The Bank of Japan and the ECB are already executing massive quantitative easing programs, but as their balance sheets expand, assets available to purchase shrink. As options for further quantitative easing diminish, negative rates may become an important component of monetary policy orthodoxy.
More monetary liquidity in these countries eventually spills into our own, which accounts for what we are seeing now. Risk assets are rising in value along with falling Treasury yields. The high correlation

6 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2016

between risk-free and risk assets is part of the rising tide of liquidity, which is continuing to push risk assets and safe-haven assets higher.
GPIM expects further declines in the unemployment rate as job gains outstrip growth in the labor force. Meanwhile, core and headline inflation should move closer to the Fed’s target by year-end, reflecting GPIM’s forecasts for a tighter labor market and a modest rise in oil prices. This should curtail the speed at which the Fed anticipates increasing rates in 2016, which GPIM would interpret as a sign that the expansion remains intact. A solid macroeconomic backdrop and a rebalancing oil market should support the credit picture in the second half of 2016, but caution is warranted over the summer as recent asset price rallies may fade in the face of global macro risks.
How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2016, the Fund generated a total return of 1.70% based on market price and a return of 0.24% based on NAV. As of April 30, 2016, the Fund’s market price of $15.52 represented a discount of 10.91% to NAV of $17.42. As of October 31, 2015, the Fund’s market price of $16.25 represented a discount of 11.59% to NAV of $18.38.
Past performance is not a guarantee of future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
What were the Fund’s distributions?
The Fund paid a distribution of $0.485 in each quarter of the period. The most recent distribution represents an annualized distribution rate of 12.50% based on the Fund’s closing market price of $15.52 as of April 30, 2016. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.
The Fund’s distribution rate for the period outpaced the approximately 2% yield of the S&P 500 over the same period.
The Fund currently anticipates that some of the 2016 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2016 will be reported to shareholders in January 2017 on Form 1099-DIV.
While the Fund generally seeks to pay dividends that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund's investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund's total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund's total assets

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2016

and, therefore, could have the effect of increasing the Fund's expense ratio. Please see Note 2(d) on page 22 for more information on distributions for the period.
Discuss market volatility over the period.
A covered call strategy attempts to collect the implied-realized premium inherent in index options. These strategies tend to be profitable when future realized volatility is lower than implied volatility today.
After a weak start to 2016, strong performance beginning in late February helped the broad-market S&P 500 Index rebound, so that it was nearly unchanged for the six months ended April 30, 2016, returning 0.43%. Other equity markets fared worse, however, as the NASDAQ 100, a concentrated measure of the tech-heavy NASDAQ index, returned -6.00% for the six months and the small-cap Russell 2000 Index returned -1.90%. Credit markets, meanwhile, were modestly positive for the period, which included a 25-basis point rise in the key Fed funds target rate in December.
Many participants did not expect the heavy selling in the first weeks of 2016, related largely to commodity concerns, which pushed the S&P 500 Index down more than 10%. They were likewise surprised by the quick rebound, which more than offset the loss at one point. The activity was reminiscent of the first part of 2015, which had experienced one of the most range-bound markets in S&P 500 Index history, only to be broken by a rapid decline followed by a rapid recovery.
Along with the S&P 500 Index, volatility, as indicated by the Chicago Board Options Exchange Volatility Index (“VIX”), was also largely unchanged over the six months ended April 30, 2016, with the VIX up a mere 0.63%. The VIX more than doubled during the swift market collapse in early 2016, and on an intraday basis crossed 30 on several days, its highest level since the last period of heavy selling in August 2015.
What factors influenced the Fund’s performance?
The return on the underlying portfolio holdings was a contributor to performance. The Fund benefited from the allocation, its largest, to one of the relatively better-performing indices for the period, the S&P 500. For the period as a whole, the Fund’s derivative use contributed slightly to the Fund’s return.
Outperformance of the strategy relative to the index was strong going into the micro-crash, as volatility raced higher and the market continued to drop in the first weeks of 2016. The outperformance dropped, but then recovered strongly when the strategy had the ability to sell volatility near the VIX’s peak for the period. Rather than at monthly points, selling options as volatility increases allows it to consistently monetize these spikes.
The implied-realized volatility spread has been rich since the market drop in early 2016, which has been a tailwind for the Fund. But it is important to note that other market scenarios exist which could push volatility sharply higher.
The British referendum could create higher global economic risk as the effects of a major economy leaving the European Union are uncertain.
The markets and Fed leaders are anticipating a June/July Fed funds hike. With the global economy weak by many measures, a hawkish stance could adversely affect investor sentiment and risk appetite.

8 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2016

We do not anticipate Puerto Rico’s default to affect the strategy. Puerto Rico’s GDP is a mere 0.6% of US gross domestic product (GDP) and the Fund invests primarily in large cap stocks focusing on the mainland U.S. The risk of a default is likely to weigh more on fixed income strategies.
Any comment on the use of leverage?
The use of leverage positively contributed to Fund performance, which is typically the case when the market moves higher over a specific period. The use of leverage within the strategy is part of the rule set, with the amount of leverage typically maintained at 30% of the Fund’s total assets. Leverage may, however, be changed up or down, depending on variability in economic conditions and/or the firm’s macro view. Leverage at the end of the period was about 33%. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile than if no leverage was employed by the Fund.
Index Definitions:
Indices are unmanaged and it is not possible to invest directly in an index.
The Chicago Board Options Exchange Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 over the next 30-day period, which is then annualized.
The S&P 500 is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies including investment companies.
Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.
GGE Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.
Please see guggenheiminvestments.com/gge for a detailed discussion of the Fund’s risks and other considerations.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 9

FUND SUMMARY (Unaudited)	April 30, 2016

Fund Statistics
Share Price	$15.52
Net Asset Value	$17.42
Discount to NAV	-10.91%
Net Assets ($000)	$86,997

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 2016
						Since
	Six Months	One	Three	Five	10	Inception
	(non-annualized)	Year	Year	Year	Year	(01/27/04)
Guggenheim Enhanced
Equity Strategy Fund
NAV	0.24%	0.16%	5.90%	6.66%	-10.96%	-6.80%
Market	1.70%	-1.63%	4.50%	7.70%	-9.69%	-7.28%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gge. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Portfolio Breakdown	% of Net Assets
Exchange-Traded Funds	148.9%
Short Term Investments	1.5%
Options Written	-0.7%
Total Investments	149.7%
Other Assets & Liabilities, net	-49.7%
Net Assets	100.0%

10 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	April 30, 2016

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2015, 66% of the distributions were characterized as Return of Capital. As of April 30, 2016, 62% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2016 will be reported to shareholders in January 2017.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS† - 148.9%
SPDR S&P 500 ETF Trust[1,2]	279,931	$57,749,765
iShares S&P 500 Growth ETF[2]	202,547	23,195,682
iShares S&P 500 Value ETF[2]	222,972	20,450,992
PowerShares QQQ Trust Series 1[1,2]	133,416	14,104,740
iShares Russell 2000 Index ETF[1,2]	124,997	14,044,663
Total Exchange-Traded Funds
(Cost $134,438,439)		129,545,842

SHORT TERM INVESTMENTS† - 1.5%
Dreyfus Treasury Prime Cash Management Institutional Shares, 0.15%[3]	1,336,332	1,336,332
Total Short Term Investments
(Cost $1,336,332)		1,336,332
Total Investments - 150.4%
(Cost $135,774,771)		$130,882,174

	Contracts
	(100 shares
	per contract)	Value
OPTIONS WRITTEN† - (0.7)%
Call options on:
S&P 500 Index Expiring May 2016 with strike price of $2,095.00*	137	$(148,645)
Russell 2000 Index Expiring May 2016 with strike price of $1,150.00*	249	(229,080)
NASDAQ 100 Index Expiring May 2016 with strike price of $4,400.00*	65	(252,525)
Total Call options		(630,250)
Total Options Written
(Premiums received $1,247,911)		(630,250)
Other Assets & Liabilities, net - (49.7)%		(43,255,129)
Total Net Assets - 100.0%		$86,996,795

*       Non-income producing security.
†      Value determined based on Level 1 inputs — See Note 4.
1      Security represents cover for outstanding options written.
2      Security has been physically segregated as collateral for borrowings outstanding. As of April 30, 2016, the total market value of segregated securities was
        $129,545,842.
3      Rate indicated is the 7-day yield as of April 30, 2016.
S&P Standard & Poor’s.
See notes to financial statements.

12 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) (continued)	April 30, 2016

The following table summarizes the inputs used to value the Fund’s investments at April 30, 2016 (See Note 4 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets
Exchange-Traded Funds	$129,545,842	$—	$—	$129,545,842
Short Term Investments	1,336,332	—	—	1,336,332
Total Assets	$130,882,174	$—	$—	$130,882,714
Liabilities
Options Written	$630,250	$—	$—	$630,250
Total Liabilities	$630,250	$—	$—	$630,250

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the beginning of the current fiscal period.
For the period ended April 30, 2016, there were no transfers between levels.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 13

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2016

ASSETS:
Investments, at value (Cost $135,774,771)	$130,882,174
Cash	332,633
Receivables:
Investments sold	159,309
Other assets	13,306
Total assets	131,387,422
LIABILITIES:
Borrowings	43,000,000
Options written, at value (Premiums received of $1,247,911)	630,250
Interest payable on borrowings	15,723
Payable for:
Investments purchased	564,794
Investment advisory fees	85,508
Fund accounting fees	6,550
Trustees' fees and expenses*	5,966
Administration fees	2,441
Other fees	79,395
Total liabilities	44,390,627
NET ASSETS	$86,996,795
NET ASSETS CONSIST OF:
Common shares, $0.01 par value per share; unlimited number of shares
authorized, 4,993,991 shares issued and outstanding	$49,940
Additional paid-in capital	733,748,913
Undistributed (distributions in excess of) net investment income	(4,449,152)
Accumulated net realized loss on investments and options	(638,077,970)
Net unrealized depreciation on investments and options	(4,274,936)
NET ASSETS	$86,996,795
Shares outstanding ($0.01 par value with unlimited amount authorized)	4,993,991
Net asset value	$17.42

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

14 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS	April 30, 2016
For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends	$1,273,851
Interest	552
Total investment income	1,274,403
EXPENSES:
Investment advisory fees	540,161
Interest expense	199,490
Professional fees	51,662
Trustees' fees and expenses*	32,752
Fund accounting fees	24,931
Administration fees	17,476
Printing fees	13,561
Registration and filings	11,830
Transfer agent fees	8,925
Insurance	5,484
Custodian fees	4,688
Other expenses	198
Total expenses	911,158
Less:
Expenses waived by advisor	(31,774)
Net expenses	879,384
Net investment income	395,019
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(73,888)
Options written	1,515,728
Net realized gain	1,441,840
Net change in unrealized appreciation (depreciation) on:
Investments	(2,222,234)
Options written	429,866
Net change in unrealized appreciation (depreciation)	(1,792,368)
Net realized and unrealized loss	(350,528)
Net increase in net assets resulting from operations	$44,491

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 15

STATEMENTS OF CHANGES IN NET ASSETS	April 30, 2016

	Period Ended
	April 30, 2016	Year Ended
	(Unaudited)	October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$395,019	$588,546
Net realized gain on investments and options written	1,441,840	3,500,658
Net change in unrealized appreciation (depreciation) on
investments and options written	(1,792,368)	(387,362)
Net increase in net assets resulting from operations	44,491	3,701,842
DISTRIBUTIONS TO SHAREHOLDERS:
From and in excess of net investment income	(4,844,171)	(3,263,544)
Return of capital	—	(6,424,799)
Total distributions	(4,844,171)	(9,688,343)
Net decrease in net assets	(4,799,680)	(5,986,501)
NET ASSETS:
Beginning of period	91,796,475	97,782,976
End of period	$86,996,795	$91,796,475
Undistributed (distributions in excess of) net investment
income at end of period	$(4,449,152)	$—

See notes to financial statements.

16 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS	April 30, 2016
For the Six Months Ended April 30, 2016 (Unaudited)

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$44,491
Adjustments to Reconcile Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	2,222,234
Net change in unrealized appreciation (depreciation) on options written	(429,866)
Net realized loss on investments	73,888
Net realized gain on options written	(1,515,728)
Purchase of long-term investments	(9,493,279)
Proceeds from sale of long-term investments	14,570,592
Premiums received on options written	39,804,482
Cost of options written closed	(38,591,738)
Net purchase of short-term investments	(178,895)
Decrease in investments sold receivable	146,685
Increase in other assets	(6,436)
Increase in investments purchased payable	274,751
Decrease in interest payable on borrowings	(32,879)
Decrease in investment advisory fees payable	(4,596)
Decrease in fund accounting fee payable	(161)
Decrease in trustees’ fees and expenses payable	(127)
Decrease in administrative fees payable	(158)
Decrease in other fees	(45,448)
Net Cash Provided by Operating and Investing Activities	$6,837,812
Cash Flows From Financing Activities:
Distributions paid	(4,844,171)
Proceeds from borrowings	11,000,000
Payments made on borrowings	(13,000,000)
Net Cash Used in Financing Activities	(6,844,171)
Net decrease in cash	(6,359)
Cash at Beginning of Period	338,992
Cash at End of Period	$332,633
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$232,369

See notes to financial statements.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 17

FINANCIAL HIGHLIGHTS	April 30, 2016

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund performance for the periods presented.
	Period
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2016		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of period	$18.38		$19.58	$19.58	$19.31	$18.09	$16.92
Income from investment operations:
Net investment income (loss)(a)	0.08		0.12	(0.26)	(0.15)	(0.15)	0.23
Net gain (loss) on investments (realized and unrealized)	(0.07)		0.62	2.20	2.19	2.62	1.65
Total from investment operations	0.01		0.74	1.94	2.04	2.47	1.88
Less distributions from:
Net investment income	(0.97)		(0.65)	(1.94)	(0.87)	(1.25)	(0.27)
Return of capital	—		(1.29)	—	(0.90)	—	(0.44)
Total distributions to shareholders	(0.97)		(1.94)	(1.94)	(1.77)	(1.25)	(0.71)
Net asset value, end of period	$17.42		$18.38	$19.58	$19.58	$19.31	$18.09
Market value, end of period	$15.52		$16.25	$18.70	$19.13	$17.96	$15.45

Total Return(b)
Net asset value	0.24%		3.94%	10.10%	11.26%	13.99%	11.34%
Market value	1.70%		-2.87%	8.17%	17.47%	25.22%	8.79%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$86,997		$91,796	$97,783	$97,772	$96,454	$90,330
Ratio to average net assets of:
Net investment income	0.93	%(f)	0.62%	(1.29)%	(0.79)%	(0.77)%	1.30%
Total expenses	2.13	%(f)	2.08%	1.88%	1.85%	1.96%	2.32%
Net expenses(c)(d)	2.06	%(f)	2.01%	1.81%	1.78%	1.89%	2.23%
Portfolio turnover rate	7%		381%	566%	651%	645%	267%

See notes to financial statements.

18 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	April 30, 2016

	Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2016	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2015	2014	2013	2012	2011
Total Borrowings outstanding (in thousands)	$43,000	$45,000	$43,500	$32,000	$40,000	$26,000
Asset Coverage per $1,000 of indebtedness(e)	$3,023	$3,040	$3,248	$4,055	$3,411	$4,474

(a)  Based on average shares outstanding.
(b)  Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.
(c)  Net expense information reflects the expense ratios after expense waivers.
(d)  Excluding interest expense, the net operating expense ratios would be:
April 30,	October 31,	October 31,	October 31,	October 31,	October 31,
2016	2015	2014	2013	2012	2011
1.59%	1.58%	1.49%	1.46%	1.55%	1.90%

(e)  Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(f)   Annualized.
See notes to financial statements.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2016

Note 1 – Organization:
Guggenheim Enhanced Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. Effective May 16, 2011, the Fund seeks to achieve its investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call option strategy which follows a proprietary dynamic rules-based methodology developed by Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim”). Prior to May 16, 2011, the Fund pursued its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system

20 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean between the last available bid and ask prices on such day.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
Exchange-traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded.
Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Investments for which market quotations are not readily available (including restricted securities) are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA or the Adviser”), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount is accrued daily.
(c) Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the cost of the underlying security purchase or proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

(d) Distributions
The Fund declares and pays quarterly distributions. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The Fund pays a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.
(e) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and the Adviser, GFIA acts as the investment adviser for and supervises the investment and reinvestment of the Fund’s assets, supervises the investment program of the Fund, furnishes offices, necessary facilities and equipment, oversees the activities of the Sub-Adviser, provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees, if any, of the Fund who are its affiliates.
Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.
Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.85% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive 0.05% of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.
Certain officers of the Fund may also be officers, directors and/or employees of the Adviser, or GPIM. The Fund does not compensate its officers who are officers, directors and /or employees of the aforementioned firms.
Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub- Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund

22 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS serves as the accounting agent of the Fund. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For the purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.
As of April 30, 2016, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:
Cost of	Gross Tax	Gross Tax	Net Tax Unrealized
Investments for	Unrealized	Unrealized	Depreciation
Tax Purposes	Appreciation	Depreciation	on Investments
$ 135,995,390	$ —	$ (5,113,216)	$ (5,113,216)

As of October 31, 2015, (the most recent fiscal year end for federal income tax purposes), tax components of accumulated earnings (excluding paid-in capital) were as follows:
Accumulated
Capital and	Net Unrealized
Other Losses	Depreciation
$ (639,111,396)	$ (2,890,982)

The differences between book and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the marking-to-market on certain open options held at year-end for tax purposes.

24 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

For the year ended October 31, 2015, (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:
Distributions paid from:
Ordinary income*	$3,263,544
Return of capital	6,424,799
$9,688,343
*Ordinary income distributions for federal income tax purposes include distributions from realized gains.
As of October 31, 2015, (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward (“CLCF”) of $638,854,478 available to offset possible future capital gains.
As of October 31, 2015, (the most recent fiscal year end for federal income tax purposes), the Fund anticipates utilizing $3,824,514 of CLCF. Of the CLCF, $190,012,028 is set to expire on October 31, 2016, $443,299,661 is set to expire on October 31, 2017, and $5,542,789 is set to expire on October 31, 2019. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize the CLCF prior to its expiration. Such CLCF cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010. When the Fund utilizes CLCFs to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
For the six months ended April 30, 2016, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $9,493,279 and $14,570,592, respectively.
Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
(a) Options Written
The Fund employs an options strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund’s options strategy follows a proprietary dynamic rules-based methodology. The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio.
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Fund entered into written option contracts for the six months ended April 30, 2016.

Details of the transaction were as follows:
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	463	$1,550,895
Options written during the period	11,256	39,804,482
Options closed during the period	(11,268)	(40,107,466)
Options outstanding, end of period	451	$1,247,911

26 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

(b) Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of April 30, 2016.
Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments:

	Asset Derivatives	Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk	N/A	$–	Options written,	$630,250
at value

The following table presents the effect of derivatives instruments on the Statement of Operations for the six months ended April 30, 2016.

Effect of Derivative Instruments on the Statement of Operations:

Net Change in
	Amount of	Unrealized
	Net Realized	Appreciation
	Gain on	(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	Total
	Options written	Options written
Equity risk	$ 1,515,728	$ 429,866	$ 1,945,594

Note 8 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 4,993,991 (reflecting the 1 for 5 reverse stock split that occurred prior to the opening of trading on the NYSE on June 5, 2009) issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the six months ended April 30, 2016, or the year ended October 31, 2015.
Note 9 – Borrowings:
The Fund entered into a $50,000,000 committed credit facility agreement whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. The interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of April 30, 2016 there was $43,000,000 outstanding in connection with the Fund’s credit facility.
The average daily amount of the borrowings on the credit facility during the six months ended April 30, 2016 was $41,884,615 with a related average interest rate of 1.13%. The maximum amount outstanding during the period was $45,000,000. As of April 30, 2016, the total value of securities segregated and pledged as collateral in connection with borrowings was $129,545,842.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2016

than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 10 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

28 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2016

Expense Ratio Information
The expense ratios shown on the Financial Highlights page of this report do not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.22% for the six months ended April 30, 2016
Federal Income Tax Information
In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 26, 2016. Shareholders voted on the election of Trustees.
With regards to the election of the following Trustees by shareholders of the Fund:
	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Robert B. Karn III	4,363,851	144,227	36,978
Maynard F. Oliverius	4,353,832	153,584	37,640
Ronald E. Toupin, Jr.	4,363,951	142,920	38,185

The other Trustees of the Fund not up for election in 2016 were Randall C. Barnes, Donald C. Cacciapaglia, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III and Ronald A. Nyberg.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 29

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2016

Trustees
The Trustees of the Guggenheim Enhanced Equity Strategy Fund and their principal business occupations during the past five years:
		Term of		Number
		Office		of
		and		Portfolios
	Position(s)	Length of		in Fund
Name, Address*	Held	Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	with Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since	Current: Private Investor (2001-present).	95	Current: Trustee, Purpose
(1951)		2010			Investments Funds
			Former: Senior Vice President and Treasurer, PepsiCo,		(2014-present).
			Inc. (1993-1997); President, Pizza Hut International
			(1991-1993); Senior Vice President, Strategic Planning and
			New Business Development, PepsiCo, Inc. (1987-1990).
Donald A.	Trustee	Since	Current: Business broker and manager of commercial	91	Current: Midland Care, Inc.
Chubb, Jr.		2014	real estate, Griffith & Blair, Inc. (1997-present).		(2011-present).
(1946)
Jerry B. Farley	Trustee	Since	Current: President, Washburn University (1997-present).	91	Current: Westar Energy, Inc.
(1946)		2014			(2004-present); CoreFirst Bank &
					Trust (2000-present).
Roman	Trustee and	Since	Current: Founder and Managing Partner, Roman	91	Current: Zincore
Friedrich III	Chairman of	2004	Friedrich & Company (1998-present).		Metals, Inc.
(1946)	the Contracts				(2009-present).
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).
	Committee				Former: Axiom Gold and
					Silver Corp. (2011-2012).
Robert B. Karn III	Trustee and	Since	Current: Consultant (1998-present).	91	Current: Peabody Energy
(1942)	Chairman of	2010			Company (2003-present);
	the Audit		Former: Arthur Andersen LLP (1965-1997) and Managing Partner,		GP Natural Resource
	Committee		Financial and Economic Consulting, St. Louis office (1987-1997).		Partners, LLC (2002- present).

30 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2016

		Term of		Number
		Office		of
		and		Portfolios
	Position(s)	Length of		in Fund
Name, Address*	Held	Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	with Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	97	Current: Edward-Elmhurst
(1953)	Chairman of	2004			Healthcare
	the Nominating		Former: Executive Vice President, General Counsel and		System (2012-present).
	and		Corporate Secretary, Van Kampen Investments (1982-1999).
	Governance
	Committee
Maynard F.	Trustee	Since	Current: Retired.	91	Current: Fort Hays State
Oliverius		2014			University Foundation
(1943)			Former: President and CEO, Stormont-Vail HealthCare		(1999-present); Stormont-
			(1996-2012).		Vail Foundation (2013-
					present); University of
					Minnesota MHA Philanthropy
					Committee (2009-present).

					Former: Topeka Community
					Foundation (2009-2014).
Ronald E.	Trustee and	Since	Current: Portfolio Consultant (2010-present).	94	Former: Bennett Group
Toupin, Jr.	Chairman of	2004			of Funds (2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager,
			Nuveen Asset Management (1998-1999); Vice President,
			Nuveen Investment Advisory Corp. (1992-1999); Vice President
			and Manager, Nuveen Unit Investment Trusts (1991-1999); and
			Assistant Vice President and Portfolio Manager, Nuveen Unit
			Investment Trusts (1988-1999), each of John Nuveen &
			Co., Inc. (1982-1999).

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 31

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2016

		Term of		Number
		Office		of
		and		Portfolios
	Position(s)	Length of		in Fund
Name, Address*	Held with	Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	the Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund	234	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief		Complex (2012-present); Vice Chairman, Guggenheim		Company (2015-present); Guggenheim
(1951)	Executive		Investments (2010-present).		Partners Japan, Ltd. (2014-present);
	Officer				Delaware Life (2013-present);
	and Trustee		Former: Chairman and CEO, Channel Capital Group, Inc.		Guggenheim Life and Annuity Company
			(2002-2010).		(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

*   The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**  After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
- Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending October 31, 2017.
- Messrs. Farley, Friedrich and Nyberg are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending October 31, 2018.
- Messrs. Karn, Oliverius and Toupin are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending October 31, 2019.
*** This Trustee is deemed to be an "interested person" of the Fund under the 1940 Act by reason of his position with the Adviser and/or the parent of the Adviser.

32 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2016

Officers
The Officers of the Guggenheim Enhanced Equity Strategy Fund, who are not Trustees, and their principal occupations during the past five years:
Term of
Office
	Position(s)	and
Name, Address*	held with	Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers:

Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President,
(1966)	Treasurer		Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC
(2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC
(2010); Vice President, Rydex Advisors II, LLC (2010).
William H.	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director,
Belden, III			Guggenheim Funds Investment Advisors, LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior
Catalucci	Compliance		Managing Director, Guggenheim Investments (2012-present).
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012);
Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates
(2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2007	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in
(1972)	Treasurer		the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2016

Term of
Office
	Position(s)	and
Name, Address*	held with	Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers continued:
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior
(1961)	Officer		Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life
Insurance Company and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director,
(1978)			Guggenheim Investments (2007-present).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President,
(1984)	Secretary		Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Adam Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other
(1979)	Treasurer		funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation
(2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration
Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other
(1974)	Treasurer		funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer
of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director,
(1979)	President		Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan
Stanley (2002-2009).

34 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2016

Term of
Office
and
Name, Address*	Position(s) held	Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers continued:

John L. Sullivan	Chief Financial	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex
(1955)	Officer, Chief		(2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex
	and Treasurer		(2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley
Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
** Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 35

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2016

Unless the registered owner of common shares elects to receive cash by contacting The Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

36 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	April 30, 2016

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559, or online at www.computershare.com/investor.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 37

FUND INFORMATION	April 30, 2016

Board of Trustees
Randall C. Barnes
Donald C. Cacciapaglia*
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III
Robert B. Karn III
Ronald A. Nyberg
Maynard F. Oliverius
Ronald E. Toupin, Jr.,
Chairman
* Trustee is an “interested person” (as defined
   in section 2(a)(19) of the 1940 Act)
   (“Interested Trustee”) of the Trust because of
   his position as the President and CEO of the
   Investment Adviser and the Sub-Adviser.
Principal Executive Officers
Donald C. Cacciapaglia
President and Chief Executive Officer
Joanna M. Catalucci
Chief Compliance Officer
Amy J. Lee
Chief Legal Officer
Mark E. Mathiasen
Secretary
John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds
Investment Advisors, LLC
Chicago, IL
Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA
Accounting Agent and Administrator
Rydex Fund Services, LLC
Rockville, MD
Custodian
The Bank of New York Mellon Corp.
New York, NY
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY
Independent Registered Public Accounting Firm
Ernst & Young LLP
McLean, VA

38 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

FUND INFORMATION continued	April 30, 2016

Privacy Principles of Guggenheim Enhanced Equity Strategy Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Enhanced Equity Strategy Fund?
• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
  Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.
This report is sent to shareholders of Guggenheim Enhanced Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at
(866) 392-3004.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Fund’s website at guggenheiminvestments.com/gge or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gge. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 39

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(06/16)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GGE-SAR-0416

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable for a semi-annual reporting period.
(b)
There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)  Not applicable
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)  Not applicable.
(b)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Enhanced Equity Strategy Fund
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:   July 7, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:   July 7, 2016
By:      /s/ John L. Sullivan
Name: John L. Sullivan
Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:   July 7, 2016